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                                  EXHIBIT 99.1

                          AMERICAN COMMERCIAL LINES LLC

              SARBANES-OXLEY ACT OF 2002, SECTION 906 CERTIFICATION
                 FROM MICHAEL C. HAGAN, CHIEF EXECUTIVE OFFICER


                               November 12, 2002

Via EDGAR
Securities and Exchange Commission
Washington, D.C. 20549

Re: American Commercial Lines LLC Quarterly Report on Form 10-Q for the Quarterly Period ended September 27, 2002 (Commission File No. 333-62227)

Ladies and Gentlemen:

In connection with the Quarterly Report on Form 10-Q for the Quarterly Period ended September 27, 2002 of American Commercial Lines LLC (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Michael C. Hagan, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

      (1) the Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                             Very truly yours,

                                             /s/ Michael C. Hagan
                                             -----------------------------------
                                             Michael C. Hagan
                                             Chief Executive Officer